.2

                             Joint Filing Agreement

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of
1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Class B Common Stock of Sequa Corporation, and further agree that this
Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this
Agreement this 29th day of January, 2007.

Date: January 29, 2007

                                       /s/  Marjorie Alexander
                                       -------------------------
                                       Marjorie Alexander

                                       /s/ Gail Binderman
                                       -------------------------
                                       Gail Binderman

                                       /s/ Mark Alexander
                                       -------------------------
                                       Mark Alexander

                                       /s/ Sharon Zoffness
                                       -------------------------
                                       Sharon Zoffness

                                       Gail Binderman, Mark Alexander and
                                       Sharon Zoffness as Trustees u/i dtd
                                       July 13, 2005

                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Trustee

                                       Gail Binderman, Mark Alexander and
                                       Sharon Zoffness as Trustees u/i dtd
                                       July 13, 2005

                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Trustee

                                       FIFTY BROAD STREET, INC.
                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Vice President

                                       FORFED CORPORATION
                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Vice President

                                       42 NEW STREET, INC.
                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Vice President

                                       YOUANDI CORP.
                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Vice President

                                       COURTNEY CORPORATION
                                       By:      /s/ Gail Binderman
                                                -------------------------
                                                Gail Binderman
                                                Vice President